Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Knight-Swift Transportation Holdings Inc. (the “Company”) for the year ending December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, certify, to the best of our knowledge, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

KNIGHT-SWIFT TRANSPORTATION HOLDINGS INC.,

a Delaware corporation

By:	/s/ David A. Jackson
David A Jackson
President and Chief Executive Officer

February 22, 2024
A signed original of this written statement required by Section 906 has been provided to Knight-Swift Transportation Holdings Inc. and will be retained by Knight-Swift Transportation Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.